Appendix VI: Key Regulatory Issues and Concessions and Licenses Held by the Telefonica Group	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about service concession arrangements [abstract]
Appendix VI: Key Regulatory Issues and Concessions and Licenses Held by the Telefonica Group
Appendix VI: Key regulatory issues and concessions and licenses held by the Telefónica Group
Regulations
As a digital telecommunications operator, the Telefónica Group is subject to sector-specific telecommunications regulations, general competition law and a variety of other regulations, including privacy and security, which can have a direct and material effect on the Group’s business areas. The extent to which telecommunications regulations apply to the Telefónica Group depends largely on the nature of its activities in a particular country, with traditional fixed telephony services and fixed broadband usually subject to stricter regulations.
In order to provide services and operate its networks and to use spectrum, the Telefónica Group must obtain general authorizations, concessions and/or licenses from the pertinent authorities in each country in which the Group operates (hereinafter referred to as national regulatory authorities or NRAs). The Group is also required to obtain radio frequency licenses for its mobile operations.
This section describes the legislative framework and the recent legislative key developments in the most relevant countries and regions in which the Group has significant interests. Many of the legislative changes and the adoption of regulatory measures by sector-specific regulators which are described in this section are in the process of being adopted and, therefore, have not yet concluded.
Electronic Communication Regulation in the European Union
By Directive (EU) 2018/1972, of December 11, 2018, the European Code of Electronic Communications (EECC in its acronym in English) was approved by the European Parliament and the Council. The Member States had a period of two years (until December 21, 2020) to transpose it into their national legislation.
The Code includes measures to stimulate investment on very high capacity network (VHCN), modernization of the provisions of the Universal Service and certain changes in the regulation of services with the aim of balancing the supply conditions (Level Playing Field) between telecom operators and OTTs. In addition, some improvements are included for the coordination of spectrum management processes throughout the EU as well as a harmonization of licenses duration up to at least 20 years.
Due to a delay in the transposition of the EECC, the European Commission announced the second stage of infringements proceedings, in the form of a reasoned opinion, against 18 member states, including Spain, on September 21, 2021. On June 28, 2022, the new General Telecommunications Law 11/2022 was finally published in the BOE by which the EECC is transposed into Spanish law.
The Relevant Market Recommendation (RMR) adopted in December 2020, identifies the relevant markets within the electronic communication sector that are susceptible of ex ante regulation by the NRAs. The NRAs should assess the competitive conditions of these markets and where appropriate, designate operators as having significant market power (SMP) and impose obligations. The markets susceptible to ex ante regulation were reduced from 4 to 2: wholesale local access provided at a fixed location market (m1) and wholesale dedicated capacity market (m2). Nevertheless, NRAs are still able to analyze any other market that according to national circumstances might deemed to be uncompetitive.
In relation to the maximum cap at European level for both fixed and mobile termination rates (FTRs/MTRs), since the adoption of a Delegated Act, in April 2021 by the EC, the maximum rates applicable are those included in the correspondent glidepaths and aiming to reach 0.2 euro cents per minute in mobile by 2024 and to 0.07 euro cents per minute in the case of fixed rates.
Additionally, the European Council has approved the Recovery and Resilience Mechanism (RRM), with European funds of 750 billion euros until 2025 as a central pillar of the European Digital Transformation (at least 20% of funds devoted to digitalization) initiatives which can receive support to advance connectivity and the digitalization of society.
Telecom Single Market
EU Regulation 2015/2120 of the EP and of the Council of November 25, 2015, lays down measures basically concerning open Internet access (Net Neutrality) and roaming on public mobile communications networks within the Union.
•Roaming: Since June 15, 2017, operators have not been allowed to charge roaming users within the EU additional fees to their domestic prices for roaming calls, SMS and data services (“Roaming Like at Home”). Wholesale maximum rates for voice, data and SMS were also regulated. While current regulation expires on June 30, 2022, on April 13, 2022, the new Regulation on international roaming in the European Union was published in the Official Journal of the EU and being directly binding for Member States as it entered into force on July 1, 2022. From this date the new regulation includes a new glide path for maximum wholesale rates for voice, data and SMS that are not expected to distort the wholesale market. This reviewed regulation also includes new provisions on transparency and Quality of services that might have a moderate impact on implementation costs for roaming providers and network operators.
•Net Neutrality: Under the principle of network neutrality applicable to Internet access services area, network operators are not permitted to establish technical or commercial restrictions regarding the devices that can be connected or the services, or applications and contents that can be accessed or distributed through the Internet by the end user. It also refers to the non-discriminatory behavior (e.g. non-anticompetitive) to be adopted by operators regarding the different types of Internet traffic circulating through their networks.
The Body of European Regulators for Electronic Communications (BEREC) has updated the Guidelines on the Implementation of the Open Internet Regulation. Reviewed guidelines prohibit non application agnostic price differentiation, resulting in near prohibition of zero rating and sponsored data commercial practices. Telefonica does not expect a commercial impact in current portfolio of services.
On the other hand, by April 30, 2023, the EC shall submit a report assessing the regulatory implementation of the OIR to the European Parliament and to the Council thereon, accompanied, if necessary, by appropriate proposals with a view to amending this Regulation.
Digital Single Market
Among the most relevant regulatory initiatives we can find the following:
•Content Package:
•On November 28, 2018, the audiovisual Directive (AVMS) was published in the Official Journal of the European Union. The text came into force on December 19, and had to be transposed into national law in the EU member States by September 19, 2020. In Germany, the transposition of the AVMSD was specified in the Interstate Media Treaty, which entered into force on November 7, 2020. The United Kingdom adopted the AVMS Regulation on September 30, 2020, which was applicable until the formalization of the UK’s exit from the UE. And in Spain, the Draft General Law on Audiovisual Communication was adopted on November 30, 2021. Among the main novelties of the regulation, it includes greater protection of children, limits on advertising and boost to European production. Rules will apply to television channel and also to video-on-demand platforms and distribution of videos, as well as to live broadcasts on these platforms. In particular video sharing platforms will be obliged to reserve at least 30% of European production in their video catalogs on demand. In addition, Member States may impose financing obligations to providers of VOD services established in another Member State but offering services in their countries.
•The Geo-Blocking Regulation tries to limit geographically-based restrictions which undermine online shopping and cross-border sales. As a follow-up to the revision of the Geo-Blocking Regulation, the European Commission published an Action Plan to support the recovery and transformation of the audiovisual sector on December 3, 2020. This Plan included a proposal for a dialogue between the European Commission and the audiovisual industry to facilitate access to and availability of audiovisual content across EU borders. Three meetings between the Commission and industry took place during 2021 while the last meeting took place in December 2022. Commissioner Breton might ask to engage further with industry to enhance cross-border access to and availability of audiovisual content across the EU.
European Commission will issue a Recommendation on combating online piracy of live content in June 2023. In January the Commission launched a call for data inviting interested parties to submit comments based on their experience and will organize a workshop on February 28, 2023. Telefónica submitted comments to the consultation and will participate in the Workshop, insisting on the need for the European Commission to take specific action in relation to online piracy of live content, building on DSA and Copyright Directive as well as on European Parliament’s Resolution of May 2021 on challenges of sports events organizers in the digital environment.
•Regulations on the Digital Services and the Digital Markets:
The Digital Services Act 2022/2065 of October 19, 2022 and the Digital Markets Act 2022/1925 of September 14, 2022 were adopted and published in the Official Journal of the EU.
In relation to the new Digital Services regulation, obligations will apply throughout the EU to all digital services that connect consumers to goods, services or content, such as:
•Rules on the removal of illegal goods, services or content online.
•Safeguards for users whose contents have been removed by error by the platforms.
•Obligation for the platforms to adopt measures to avoid the abuse of their systems.
•Transparency measures with a wide scope.
•New powers to control the operation of the platforms.
•New rules on the traceability of companies in online markets.
•Cooperation process between authorities to ensure compliance and adoption of measures.
With respect to the Digital Markets regulation, whose main goal is preventing the so called “gatekeepers” from imposing unfair conditions on end users and at ensuring the openness of important digital services, its main provisions are:
•It will only apply to the main platform providers more prone to incur in unfair practices and ensuring contestability in a set of core platform services.
•It establishes quantitative thresholds for the designation of "gate keepers".
•It requires "gate keepers" to take action in a proactive manner.
•The regulation foresees mechanisms for the Commission to designate new "gate-keepers" below the thresholds; to add new services and obligations; and to impose structural or behavioral remedies for systematic non-compliance through a market investigation.
•The EC can impose fines of up to 10% of the company's total worldwide annual turnover or 20% in the event of repeated infringements.
On July 5, 2022 the text was finally endorsed by European Parliament and entered into force as of November 1, 2022 (following its publication in the Official Journal on October 12, 2022). After entering application on May 2, 2023, the designation process might last until September and gatekeepers will have up to six months to comply with the requirements in the DMA, at the latest by March 6, 2024.
Data Protection
In relation with Data Protection & Privacy, the new General Data Protection Regulation (GDPR) of April 27, 2016, directly applicable in all member States in Europe from May 25, 2018, introduced administrative fines of up to 4% of an undertaking’s annual global turnover of the preceding financial year for breaching the new data protection rules. Spain, Germany and the United Kingdom have adopted implementing measures of this Regulation.
On January 10, 2017, the EC put forward its proposal for a Regulation on ePrivacy, which will replace the current Directive 2002/58/EC on privacy in the electronic communications sector and will complement the GDPR. The EC proposal also introduces administrative fines of up to 4% of an undertaking’s annual global turnover of the preceding financial year for breaching new regulation. The Regulation could be adopted in first half of 2023 under the Swedish Presidency.
On the other hand, on December 13, 2022 European Commission issued a draft Adequacy Decision on a new EU/US Data Privacy Framework. Since European Court of Justice (ECJ) struck down the Privacy Shield framework in July 2020, EU and US have been working on a new framework for transatlantic data flows, especially after Joe Biden’s new Administration entered into office. In March 2022, President of the European Commission Ursula von de Leyen and US President Joe Biden announced an agreement in principle for a renewed framework for transatlantic data flows “balancing security and the right to privacy and data protection”. This political announcement had to be translated into a legal text. For that, on October 7, 2022 President Biden signed an Executive Order addressing the main concerns raised by ECJ in its Judgement on Schrems II Case (namely, new safeguards to limit US LEAs’ and Intelligence Agencies’ powers to access personal data of EU citizens and new redress mechanism for non-US persons whose data has been accessed by US Authorities). Taking into account these concrete changes introduced by the Executive Order, European Commission published the draft Adequacy Decision. Commission expects to have the Adequacy Decision adopted by Summer 2023.
Radio spectrum policy
On December 14, 2016, the European institutions reached an agreement on how to coordinate the use of the 700 MHz band facilitating the introduction of 5G as of 2020. Duly justified exceptions on grounds defined in Decision 2017/899/CE were allowed until June 30, 2022. But, the assignment processes were finally completed during 2021, with Telefónica securing 2x10 MHz in each of our European markets’ footprint (Germany, Spain and UK).
The European Electronic Communications Code grants the Radio Spectrum Committee (RSC) the powers to harmonize the use of spectrum bands for the provision of electronic communications services and lays down the rules governing the process through which Member States authorize those bands to specific users. It also mandates Member States to allow the use of sufficiently large blocks of the 3400-3800 MHz band, and at least 1 GHz in the 24,25-27,5 GHz band, in order to facilitate the roll-out of 5G.
Assignment processes have been completed across our European footprint in the 3400-3800 MHz band, with Telefónica securing at least 70 MHz in each market (see table at the end for details).
Regarding the 24,25-27,5 GHz band, it is being assigned in Germany through local licences awarded on a first-come-first-served basis. In Spain, a competitive tender took place in December 2022 and Telefónica secured a national licence of 1 GHz. In the UK, Ofcom launched a public consultation in Q2 2022 on how to enable new uses, including 5G, in the 26 GHz band.
Once the harmonization and assignment of the priority bands for 5G (700 MHz, 3500 MHz and 26 GHz) has been nearly completed, the European institutions are beginning the process to identify new bands that in a 2025-2030 horizon may be available for the provision of wireless broadband services. Among the most relevant bands for Telefónica are the 470-694 MHz and the 6425-7125 MHz bands, that will be discussed at the ITU world conference in 2023, and the 3800-4200 MHz band, for which the RSC approved in December 2021 a mandate to the CEPT with a view to its harmonization for local low and mid-power networks.
EU competition law
European competition provisions have the force of law in Member States and, therefore, are applicable to our operations in those States.
The Treaty on the Functioning of the European Union (TFEU) prohibits “concerted practices” and any agreement between companies that may affect trade between Member States and that restricts or has the objective of restricting competition in domestic market. The Treaty also prohibits any abuse of dominant position within the European Union or any considerable part thereof that may affect trade between Member States.
The Community Merger Regulation requires that all mergers, acquisitions and joint ventures involving companies that meet certain volume thresholds are subject to review by the EC rather than the national competition authorities. In accordance with the amended Community Merger Regulation, market concentrations that significantly impede effective competition in the market will be prohibited. The European Commission has the authority to apply the EU framework for the defense of the competition.
There are similar competition rules in the legislation of each Member State. Those responsible for ensuring compliance are the national competition authorities.
Spain
General regulatory framework
The legal framework for the regulation of the telecommunications sector in Spain is governed by the General Telecommunications Law (11/2022) of June 28, transposing the implementation of the "EECC" into national law.
The Market and Competition National Commission, or CNMC, created by the Law 3/2013, assumed in 2013 its role as telecommunications and audiovisual service regulator in Spain. This organism is also the competition authority in Spain and the national regulatory authority for transport, postal services and energy.
The main licenses and concessions held by Telefónica in Spain are listed at the end of this Appendix VI under the title “Main concessions and licenses held by the Telefónica Group”.
Market analysis
The obligations imposed by the national regulator in the most relevant markets in which Telefónica is deemed to have Significant Market Power (SMP) are detailed below.
The EU Commission’s delegated act on termination rates entered into force on July 1, 2021 and the approved charges have been amended accordingly:
Fixed markets
Wholesale fixed access and call origination market
On January 17, 2017, the CNMC approved the definition and the analysis of the market for access and call origination on fixed networks. Considering that Telefónica has SMP, the CNMC imposed specific obligations to Telefónica regarding the provision of origination services, preselection and wholesale access service to the telephone line on a cost-oriented bases, and regarding the implementation of an accounting system. Telefónica was imposed, among others, the obligation of no discrimination, transparency and separation of accounts.
Fixed call termination market on individual networks
In July 2019, the CNMC carried out a new round of market analysis in terminated fixed networks, reaching the same conclusions as in the prior analysis and concluded that every single provider, including Telefónica de España, are dominants in terminating fixed networks and, accordingly are obliged to provide call termination service at cost-orientation and non-discrimination to the rest of operators, according to a purely incremental costs model.
Relevant developments were the updating of terminating prices for the period 2019-2021, as well as the possibility of charging a surcharge for traffic originated outside the EU under the principle of reciprocity. The approved prices from January 1, 2021 are 0.0545 euro cents per minute.
Mobile market
Mobile network call termination
On January 2018, the CNMC adopted the final decision where all mobile operators were considered SMP for the call termination in their networks.
As established by the European Commission’s Delegated Act, from January 1, 2022 to December 31, 2022, tariffs amount to 0.55 euro cents per minute.
Wholesale (physical) to network infrastructure access and wholesale broadband access
On January 18, 2017, the CNMC adopted a Resolution which approved the reference offer of the new wholesale unbundled virtual access service to Telefónica's new broadband Ethernet service (local NEBA). NEBA services allow alternative operators more flexibility to structure their retail offers over Telefónica's fiber network. In March 2018, the CNMC approved the methodology to be used to assess the maximum wholesale access price which Telefónica could charge to other operators for accessing the optical fiber network in regulated areas (NEBA Local and NEBA services), set at 16.68 euros per month. This price is reviewed once a year in order to assess whether Telefónica's retail offers (broadband flagship products) are economically replicable with such price.
On November 12, 2020, by means of a resolution to the revision of the parameters of the Economic Replicability Test, CNMC has considered that one of Telefónica’s flagship products was not replicable with existing wholesale access price, encouraging Telefonica to reduce that price in order to restore the economic replicability of all its retail flagship products.
The resolutions from March 2018, July 2018 and November 2020 have been appealed by Telefónica de España.
In July 2018, the CNMC approved the methodology to analyze whether Telefónica’s business offers can be replicated by other operators.
On October 7, 2021, CNMC has completed the the broadband market analysis (1/2020, 3b/2014 markets). The most remarkable aspects stated by CNMC are:
•To expand the competitive area in new generation networks, from 66 to 696 municipalities, which represent the 70.5% where the Spanish population lives. In these areas the obligation to offer a wholesale broadband access service (NEBA) will not be imposed on Telefónica’s fiber network.
•In the remaining municipalities, CNMC requires Telefónica to provide other operators with a virtual disaggregated access service (local NEBA) and a wholesale broadband access service (NEBA) on its fiber network.
•Throughout the whole territory, CNMC has decided to maintain the obligation by which Telefónica must provide wholesale access service to its civil infrastructure (ducts, conduits and poles).
Universal service obligations
On February 6, 2023, the Minister for Economic Affairs and Digital Transformation issued the Ministerial Order designating Telefónica de España, S.A.U. as the operator responsible for the provision of the services included in Article 37.1 of the General Telecommunications Law: adequate broadband internet access service at a fixed location with a minimum download speed of 10 Mbps as well as voice communications services at a fixed location. The territorial scope of the designation is the entire national territory and the designation is made for a period beginning at zero hours on February 10, 2023 and ending at zero hours on January 1, 2025.
Spectrum
On February 22, 2021, Telefónica España acquired a 10 MHz block in the 3.4-3.8 GHz band for 21 million euros. With this spectrum acquisition, Telefónica completes 100MHz which corresponds to the maximum carrier width in the 5G standard. In order for all the operators to have contiguous frequency blocks and ensure a more efficient use of the spectrum to deploy 5G technology and associated services, it is expected that the Ministry of Economic Affairs and Digital Transformation will adopt a resolution for the reorganization of the 3.4-3.8 GHz band, during March 2022. Following this resolution, operators will have 6 months to migrate their frequencies. Regarding the 700 MHz band, Telefónica España acquired 2x10 MHz for 310 million euros in the spectrum auction which took place in July 2021.
Additionally, Telefónica has already extended its administrative concessions in the 3.4-3.6 GHz band (2x20 MHz) and the 2.1 GHz band (2x5 MHz+ 5 MHz) until 2030.
Telefónica was awarded with 5 blocks of 20 MHz for an amount of 20 million euros in the auction of the 26 GHz band that took place on the December 21, 2022 which is expected to be formalized in the first quarter of 2023.
Contribution to RTVE funding
In August 2009, the Radio and Television Corporation Finance Law (Ley de Financiación de la Corporación de Radio y Television Española) was approved establishing that: (i) telecommunication operators which operate nationwide or at least in more than one region, have to pay a fixed annual contribution of 0.9% of the invoiced operating income of the year (excluding the revenues of the wholesale reference market), and (ii) the concessionaire companies and providers of TV services which operate nationwide or at least in more than one region have to pay an annual fixed contribution to the RTVE funding as follows: (a) 3% on the gross revenue of the year for open concessionaire companies or TV services providers; and (b) 1.5% on the gross revenue of the year for concessionaire companies to provide Pay TV services.
Contributions made to the funding of RTVE were appealed by Telefónica España and Telefónica Móviles España. The proceedings are currently on hold waiting for the ruling on (i) a prejudicial question submitted by the National High Court to the Court of Justice of the European Union; and (ii) also on an unconstitutionality question submitted to the Spanish Constitutional Court regarding compliance of the underlying law with the European legislation and the Spanish Constitution.
The draft Audiovisual Communications General Law includes a provision to withdraw the 0,9% of the invoiced operating income contribution to RTVE funding which would entry in force by January 1, 2023.
Acquisition of Distribuidora de Televisión Digital, S.A. (DTS)
The Resolution of the CNMC of April 22, 2015 authorized the acquisition of the exclusive control of DTS (Distribuidor Oficial de Televisión, S.A.) by Telefónica de Contenidos, S.A.U. As a result of such authorization, the new entity assumed a set of commitments for a five-year period, which briefly are: i) the obligation to make available a wholesale offer of channels with premium content, that allows the replicability of Telefónica retail Pay TV offer; ii) the prohibition of including a period of permanence clause in contracts for Pay TV packages; iii) the prohibition of attract DTS customers for a period of two months; iv) the obligation to keep at least three international routes uncongested with three Internet Connectivity Providers; and v) the prohibition of formalizing exclusive contracts exceeding three years with content providers.
In July 2020, CNMC decided to extend the application of the commitments on the DTS merger for an additional period of three years. After analyzing the existence of relevant modifications in the markets affected by the operation, the CNMC considered that it was justified to maintain all the commitments except for the broadcasting rights in the video on-demand modality (SVOD), whose commitment to limit the exclusivity, validity period and exploitation period of the contracts that Telefónica could sign is eliminated. In the TV channel commercialization area, the commitment prohibiting Telefónica from early termination of contracts with third party TV channel owners whose term ends within the commitment extension period is softened, allowing the early termination through good faith negotiation, under reasonable and non-discriminatory conditions. The commitments related to the pay-TV market in Spain, expressly subject to a term that has already expired. Telefónica has appealed the decision.
Germany
General regulatory framework
The European Union legislative framework was implemented in Germany at the end of June 2004, by the approval of Telecommunications Act (Telekommunikationsgesetz). The Telecommunications Act has been repeatedly amended over the last years, most recently through the transposition of the European Code of Electronic Communications (EECC) into German law with effect from 1 December 2021. The national regulatory authority responsible for regulation of electronic communication networks and services is the Bundesnetzagentur, or BNetzA.
The main licenses and concessions held by Telefónica in Germany are listed at the end of this Appendix VI under the title “Main concessions and licenses held by the Telefónica Group”.
Spectrum
With regard to provision of the 800 MHz, 1.8 GHz and 2.6 GHz spectrum expiring end of 2025, BNetzA published points of orientation for consultation by March 21, 2022. In conjunction with this, an initial demand survey was conducted to examine signs of a possible spectrum scarcity. The points of orientation essentially spoke only of an extension and/or an auction as the most probable provision mechanisms. The Telefónica Deutschland Group gave its opinion on the points of orientation by the prescribed deadline. After evaluating the comments submitted, BNetzA published a position paper at the end of September 2022 with an initial opinion on the next steps. BNetzA started from the assumption that there was an obvious spectrum scarcity, based on the results of the initial demand survey. This would be an argument in favor of awarding the spectrum in the form of an auction.
To ease the demand situation in the 800 MHz band, the position paper proposes a frequency swap to the same extent with the 900 MHz band. The result would be that the 800 MHz frequencies would run until the end of 2033 and the 900 MHz frequencies until the end of 2025. The frequencies at 900, 1,800 and 2,600 MHz would be auctioned off. The Telefónica Deutschland Group commented in due time and advocated again for an extension of the frequencies to be made available through at least 2033. BNetzA intends to make a decision about frequency provision in 2023.
Regarding the coverage requirements resulting from the 2019 frequency auction, the Telefónica Deutschland Group notified the BNetzA at the beginning of January 2023 that it had fulfilled the obligations due at the end of 2022 to cover households and major routes, and to commission 1,000 5G base stations and base stations in 500 white spots, respectively, in line with the obligations.
Regarding the coverage requirements resulting from the 2019 frequency auction, the Telefónica Deutschland Group, the Deutsche Telekom Group and the Vodafone Group in July 2021 entered into a cooperation for the joint construction of additional radio towers and masts, as well as their technical support and use. The cooperation is designed to meet coverage obligations, especially for transport routes and in rural areas, where frequency holders are allowed to enter into cooperation agreements to fulfil these obligations.
In November 2021, the Telefónica Deutschland Group concluded an agreement with the Deutsche Telekom Group on active shared network usage at “grey spots”, which are areas in which only one mobile network operator offers mobile network access to its customers. A similar agreement with the Vodafone Group has been concluded on 25 January 2022. In both cooperation agreements, live operations were launched in the third quarter of 2022 with reciprocal access to the first mobile network sites.
On May 21, 2021, the Telefónica Deutschland Group entered into a National Roaming Agreement (NRA) with the 1&1 Group (formerly: 1&1 Drillisch Group). With this NRA, the Telefónica Deutschland Group fulfilled one of the EU requirement imposed by the EU Commission arising from the merger of the Telefónica Deutschland Group and E-Plus in 2014.
Market reviews
The EU Commission’s delegated act on termination rates entered into force on July 1, 2021 and the approved charges have been amended accordingly:
Mobile termination rates (MTR)
A glide path applies for the MTR, according to which a charge of 0.70 euro cents per minute will apply from July 1, 2021, decreasing to 0.55 euro cents per minute from January 1, 2022, to 0.40 euro cents per minute from January 1, 2023 and to 0.20 euro cents per minute from January 1, 2024. These charges will apply to all German providers of these services.
Fixed termination rates (FTR)
FTRs have been subject to a charge of 0.07 euro cents per minute since July 1, 2021. These charges will apply to all German providers of these services.
BNetzA consultation and market studies on fiber optic infrastructures
The BNetzA has identified the existence of significant Germany-wide market power of Telekom Deutschland GmbH on wholesale market 3a (= market for wholesale access provided locally at a fixed location) and still deems it to be in need of regulation. This applies to both the copper network of Telekom Deutschland GmbH and the newly constructed fibre-optic network for the implementation of FTTH. On July 21, 2022, after prior notification to the EU Commission, the BNetzA issued the framework conditions under which charges and other access conditions will be controlled by the BNetzA in future. This relates both to access to the local loop in the copper network, the “last mile”, and also to virtual unbundled local access (VULA) to the copper and fibre connections of Telekom Deutschland GmbH. In essence, the BNetzA is maintaining its first draft of October 2021.
On October 26, 2022, the BNetzA published a draft decision for wholesale market 3b (= market for wholesale mass market products provided centrally at a fixed location). The draft also stipulates that the copper and fibre-optic infrastructure of Telekom Deutschland GmbH must be regulated, but that in future regulatory obligations will only apply to municipalities with a population of less than 60,000. The regulatory obligations will be lifted in larger municipalities. Otherwise, the remaining regulatory obligations are closely aligned with the requirements for local access to VULA in accordance with the regulatory order on wholesale market 3a.
The BNetzA is maintaining its flexible approach to access to fibre-optic networks. On the one hand, Telekom Deutschland GmbH will be required to grant wholesale customers equivalent access to the FTTH network. However, price regulation measures will not be evaluated in advance. Instead, they will only be considered if there are indications that the conditions of competition for wholesale customers will be impaired. The BNetzA does not consider this to be the case at present.
United Kingdom
General legislative framework
The EU Regulatory Framework was implemented in the United Kingdom by the Communications Act in 2003. The Office of Communications, or Ofcom, is designated as the NRA responsible for the regulation of electronic communications networks and services. Under the terms of the Withdrawal Agreement, the UK implemented the 2020 Electronic Communications and Wireless Telegraphy Regulation (Amendment) (European Electronic Communications Code and EU Exit) which made amendments to the Communications Act, with effect from December 21, 2020, in order to transpose the EECC into UK law.
The main licenses and concessions held by Telefónica in the United Kingdom are listed at the end of this Appendix VI under the title “Main concessions and licenses held by the Telefónica Group”. These licenses are part now of the joint venture with Liberty Global plc (VMED O2 UK Limited) (see Note 2).
Wholesale price regulation
Mobile termination rates (MTR)
Following a market review, mobile termination rates for all mobile providers, including the four national mobile communications operators are subject to controls based on the pure long-run incremental cost approach ("pure LRIC"). In its 2021-2026 price control decisions, Ofcom set a charge control, with the prevailing rate as of April 1, 2022 set at 0.391ppm.
However, termination rates for calls originating outside the UK to be no more than the reciprocal termination rate charged by the relevant international telecoms provider for a call originating in the UK, or the MCT provider’s domestic rate, whichever is the higher.
MTR caps will be updated annually on April 1, based on inflation (CPI measured for 12 months at December 31, each year) plus X, with X specified as +2.1% (2023); +2.4% (2024) and +1.5% (2025).
Fixed termination rates (FTR)
In the same decision, Ofcom decided to rise by 6.1% to 0.0292 ppm from April 2021. Annual indexation to CPI will apply, but with no “X” adjustment based on the same time period for CPI. VMO2’s current FTR is 0.031ppm from April 1, 2022.
Spectrum
Following an agreement between the Government and industry to provide for a “Shared Rural Network”, the mobile operators, including Telefonica United Kingdom, agreed to amend their 900 and 1800 MHz licences to provide for 88% geographic coverage by 2024 and 90% geographic coverage by 2026.
Ofcom is currently consulting on a future award of 26GHz and 40GHz mmwave spectrum. This process is currently scheduled to take place in 2024.
Brazil
General legislative framework
The delivery of telecommunications services in Brazil is subject to regulation under the regulatory framework provided in the General Telecommunications Law enacted in July 1997. The National Agency for Telecommunications (Agência Nacional de Telecomunicações or ANATEL), is the principal regulatory authority for the Brazilian telecommunications sector. On October 4, 2019, Law 13.879/2019 was published, introducing significant changes to the telecommunications framework.
Brazilian competition regulation is based on Law No. 12529 of November 30, 2011. The Administrative Council for Economic Defense, or CADE, is the agency in charge of enforcing the competition rules. The antitrust law establishes a pre-merger notification regime for concentration transactions, with turnover thresholds (one participant with gross revenue of 750 million Brazilian reals in Brazil and other participant with gross revenue of 75 million Brazilian reals in Brazil) and maximum time length for merger review procedure (240 days, extendable to 330 days).On October 18, 2016, CADE issued the Resolution No 17, which changed the rules concerning the mandatory notification of the so called ‘associative agreements’. The new regulation tends to reduce notifications of associative agreements that do not raise antitrust concerns.
Licenses
The main licenses and concessions of spectrum held by Telefónica in Brazil are listed at the end of this Appendix VI.
In the state of São Paulo, Telefónica Brasil provides fixed telephony services (STFC) under the so-called public regime, through a concession agreement which is expected to remain in force until December 31, 2025. On October 4, 2019, Law 13.879/2019 (resulting from PLC 79/2016) was published. This Law introduces changes to the telecommunications regulatory framework by allowing fixed-line concessions operators to migrate from a concession regime for limited time (in which the underlying assets reverts to the government at the end of the concession) to an authorization regime.
On July 5, 2022, and according to the Law, ANATEL presented a methodology with an estimation of the economic value associated with the migration of the concession regime to authorization, to be validated by the Federal Court of Accounts. After the vote of the rapporteur minister supporting the legality of the methodology presented by ANATEL, it is under analysis by another minister, and should resume to the court's agenda in March. After the final decision by the Federal Court of Accounts about de methodology applied, ANATEL will indicate the final amount for migrating the concession instrument for authorization. This final amount, after confirmation and acceptance by Telefónica, will be converted into investment projects not yet defined by ANATEL.
On April 4, 2021, the Ministry of Telecommunications and ANATEL approved the Resolution No. 744, which adopts the Regulation for the Continuity of the Provision of Fixed Commuted Telephony Service for Use by the General Public ("STFC") under the Public Regime - RCON. This Regulation established that at the end of Telefónica Brazil’s STFC concession, the assets belonging to its patrimony (which are used for the provision of multiple services including the STFC under the public regime) will be subject to a contract between the company and the new concessionaire or the Federal Government, to transfer their right of use under fair and reasonable economic conditions.
On the other hand, the assets that are indispensable and exclusively used to ensure the continuity of the provision of STFC under the public regime, will have their possession reverted to the Federal Government through compensation and under the terms of the RCON. It should be noted that these assets constitute residual and decreasing assets of the company's assets.
In this way, the Concessionaire's assets, at the end of the concession contract on December 31, 2025, will not be susceptible to the reversal of its ownership to the Union. The assignment of the use of shared assets and the possession of exclusive assets of the STFC is now defined by means of specific contracts already provided for in the operational manual of the RCON, approved by Decision No. 269/2021/COUN/SCO.
After the adoption of Resolution No. 744, the obligation to submit a list of reversible assets ("RBR") to ANATEL is merely informative with the objective of maintaining transparency of the assets used by the Concessionaire in the provision of STFC under the public regime.
Nevertheless, it is important to emphasize that in the scope of administrative proceeding TC nº. 003.342/2022-0, in progress at the Federal Court of Accounts, a technical report stated that the RCON should be reviewed, such understanding shall still be submitted to the court’s ruling.
In the other Brazilian states, Telefônica Brasil provides local, international and long-distance STFC, personal mobile service (SMP) and broadband multimedia communication services (which include the provision of fixed broadband connection) and pay TV services, all under the private regime.
On June 17, 2020, the Decree that regulates Law 13,879/2019 was published. The Decree 10,402/2020 allows the renewal of existing licenses. Previously, only a single license renewal was allowed for the same period. Currently, the successive renewals will be made in a competitive process at market price. The renewal amount can be converted, totally or partially, into investment commitments.
Regarding the extension of the 850 MHz band authorizations, if the legal and regulatory requirements are met, ANATEL agreed to extend the current authorizations for the use of radio frequencies in Bands A and B, proposing their approval, on a primary basis, until November 29, 2028. However, specific conditions for renewal, including those related to the economic valuation criteria and obligations, were challenged by the affected service providers (including Telefónica).
After ANATEL dismissed the appeals filed by the providers, ANATEL referred the case to the federal court of accounts of Brazil (“TCU”), and in September 2022, TCU decided that the possibility of successive extensions brought by Law 13.879/19 should be considered as an exception, applicable only when certain requirements are met (art. 167 of Law 13.879/19 and article 12 of decree 10.402/20). Telefónica appealed that decision, defending the successive extension of licenses as a rule and not as an exception, in accordance to Law 13.879/19.
In addition, on December 8, 2022, ANATEL revoked Telefónica´s 450 MHz spectrum authorization (451 - 458 MHz and 461 - 468 MHz) covering the states of Alagoas, Ceará, Minas Gerais, Paraíba, Pernambuco Piauí, Rio Grande do Norte, Sergipe and part of São Paulo. The decision was motivated by the fact that Telefónica could not provide evidence of service activation in the 450 MHz band as a result of the unavailability of 450 MHz devices ecosystem and of the waiver clause contained in the tender notice, interpreted by ANATEL as meaning that the waiver would operate automatically in case of non-activation of the frequency within the contractual term. Previously, on September 2022, ANATEL revoked authorizations held by other providers.
In November 2021, ANATEL held the greatest spectrum auction in its history, with 700 MHz, 2.3 GHz, 3.5 GHz and 26 GHz lots. On that occasion, Telefónica acquired 3.5 GHz and 26 GHz national licenses (100 MHz and 600 MHz bandwidths, respectively). The Company also won regional 2.3 GHz licenses, with 50 MHz bandwidth in Southeast Region (except Sao Paulo state and PGO Sector 3) and 40 MHz bandwidth in Sao Paulo state, North and Midwest Regions (except PGO Sectors 22 and 25). These licenses guarantee the necessary spectrum to provide 5G services and are valid for 20 years, renewable under existing legal conditions at the end of this time.
Interconnection, tariffs and prices
Interconnection among public networks is mandatory in Brazil. Generally, parties can freely negotiate the terms and conditions about technical points, economic discounts and rights/obligations, of the interconnection agreements. Interconnection rates for fixed network operators identified as operators with significant market power (SMP) (Resolution No. 588/2012) are defined by ANATEL; the interconnection rates for the use of mobile operators networks (Resolution No. 438/2006), may be agreed between the parties. However, if the parties fail to reach a consensus, particularly regarding charges to fixed operators (Resolution No. 576/2011), ANATEL imposes the rates to be used. The mobile termination market is based on the model of incremental costs and, pursuant to applicable laws, variations in VU-M must be reflected in VC1 (retail price paid by users for local fixed-mobile calls). Regarding VC2 and VC3 (retail price paid by users for national long distance fixed-mobile calls), variations in VU-M no longer need to impact these values, as is still the case of VC1. In March 2020, ANATEL approved Resolution No. 724, which established the Standard for the implementation and monitoring of tariff freedom in the Fixed Telephone Service (STFC) for use by the general public, in the National Long-Distance mode. Since then, the company has been free to determine domestic long-distance fees according to the market.
The Telefónica Group, including VIVO, has been identified as an operator with SMP in the following markets: (i) fixed network infrastructure access for data transmission in copper pairs or coaxial cables at speeds up to 12 MBps in the region of São Paulo; (ii) wholesale fixed network infrastructure to transport local and long distance transmission at speeds up to 34 MBps in the region of São Paulo; (iii) passive ducts and trenches infrastructure throughout Brazil; (iv) call termination on mobile network in Brazil; (v) national roaming market throughout Brazil.
ANATEL's Resolution no. 694/2018 in July 2018 changed the PGMC, which, besides others changes, recognized a new relevant wholesale market of high capacity data transport services with speeds higher than 34 Mbps, in which Telefónica is established as SMP throughout Brazil.
In addition, operators without SMP are no longer entitled to charge fixed termination fees up to 20% higher than the highest fee adopted by fixed operators with SMP in the same region, since the publication of the Resolution no. 694/2018 in July 2018.
Further, ANATEL’s Resolution No. 694 of July 17, 2018, changed article 41 of the Appendix II of the General Plan of Competition Goals (PGMC), and established the Bill and Keep between SMP and the non-SMP operators as 50/50%, from February 24, 2018 for the next 4 years, when this might be revised by ANATEL. Accordingly, the VU-M values (in Brazilian reals) for 2022 applicable to Telefónica Brazil are the following: (i) Region I: 0,01422; (ii) Region 2: 0,01550; and (iii) Region 3: 0,02947, nevertheless Telefónica can reach an agreement for higher values.
Regulation on Universal Service
Currently, only Fixed Switched Telephony Services are subject to universalization obligations. These obligations are established in the General Plan of Universalization Targets (PGMU) and can be reviewed every five years.
Mexico
General regulatory framework
In Mexico, the provision of telecommunication services is governed by the Constitution and the Federal Telecommunication and Broadcasting Law (LFTy R), published on July 14, 2014. The Federal Law of Economic Competition published on May 23, 2014, its regulations and the Regulatory Provisions of the Federal Law of Economic Competition for telecommunications and broadcasting published by the Federal Telecommunications Institute on January 12, 2015.
The Federal Telecommunications Institute (IFT) is the authority responsible for the regulation, promotion and supervision of the use, development and exploitation of radio spectrum, networks and the provision of broadcasting services and telecommunications, as well as the antitrust authority for broadcasting and telecommunications sectors. Furthermore, on August 26, 2015, a special division on Telecommunications affairs was established by the Consumers Affair Authority to monitor, coordinate, control, substantiate and resolve conciliation, arbitration and infringements, review, modification and grant the use of adhesion contracts in terms of Federal Consumer Act.
The IFT, as the Mexican national authority in communications and broadcasting sectors, declared in 2014 the América Móvil Group a preponderant operator in the telecommunications market, imposing specific measures with asymmetric obligations to avoid damaging competition and free market participation. Within these measures are the imposition of a regulated framework interconnection agreement and a set of reference offers for: leasing of dedicated links, access and shared use of passive infrastructure in fixed and mobile networks, MVNOs, roaming and local loop unbundling. In this sense, on November 17, 2016, Telefónica México and América Móvil Group signed an agreement in order for América Móvil to provide the wholesale service of national roaming in the areas where Telefónica México might have an interest. Telefónica Mexico and Telcel engaged in successive extensions of this agreement and on June 1, 2018 entered into Telcel's current Reference Offer as well as and an amendment agreement whereby the Offer, the original agreement and the Pricing and Tariff Annex were replaced entirety, which is in force due to the successive agreements reached to date.
On April 16, 2021, the decree that reforms the Federal Telecommunications and Broadcasting Law was published in Diario Oficial de la Federacion creating the National Register of Mobile Telephony Users (PANAUT), which sought to integrate a database with information on the natural person or legal entity who are holders of mobile lines; including biometric data in order to prevent and attack the crime of extortion.
On April 26, 2022 the Supreme Court of Justice of the Nation declared the total invalidity of the regulatory system that integrates the decree mentioned in the previous paragraph (and therefore the PANAUT), as a result of several unconstitutional actions filed by both the INAI (National Institute of Transparency, Access to Information and Protection of Personal Data) and a group of senators.
Licenses
Pegaso PCS, S.A. de C.V. (Pegaso PCS) has multiple concessions and licenses for installation and operation of a Public Telecommunications Network to provide telecommunications services and use spectrum for the provision of mobile wireless service nationwide.
Telefónica México accepted the terms and conditions established by the IFT for the renewal of the 1900 MHz licenses nationwide, which expired in 2018. Notwithstanding the foregoing, on November 21, 2019, Pegaso PCS, S.A. de C.V. notified IFT of the waiver of the totality of its spectrum licenses in four different stages. On December 31, 2020 IFT was informed that the concessions for the 850 and 1900 MHz bands for regions 1, 3 and 4 were returned. Similarly, on December 31, 2021, the IFT was notified the same about the 1900 MHz concessions for regions 5, 6 and 9. Finally on June 30, 2022 the IFT was notified of the return of the remaining spectrum in the 850 and 1900 MHz bands for regions 2, 7 and 8.
Prices and tariffs
Tariffs charged to customers are not regulated. They are set by companies and must be registered with the IFT, in order to be enforced.
Interconnection
On November 17, 2020, the IFT published the mobile termination rates (MTRs) applicable to solve any conflicts regarding MTR during 2021, 2022 and 2023. For 2021 MTRs were set, for the Preponderant Economic Agent
(Radiomóvil Dipsa, S.A. de CV- Telcel-) at 0.018489 pesos per minute, while for the non-preponderant ones they were set at 0.073714 pesos per minute. These rates were calculated using was an LRIC cost model used in the past with new criteria and variables. Since 2018, Telefónica has been challenging the interconnection rate resolutions issued by the IFT based on the inoperability of the cost model authorized by the IFT; notwithstanding this, to date the established rates have been applied. At the end of 2022, the SCJN has not yet resolved the lawsuits filed by Telefónica México and other concessionaires during the years 2018 to 2022.
Foreign ownership/restrictions on transfer of ownership
Since the amendments to the Constitution published in June 2013 foreign investment (FDI) up to one hundred percent in telecommunications is allowed.
Chile
General regulatory framework
The General Telecommunications Law No. 18168 of 1982, as amended, establishes the legal framework for the provision of telecommunications services in Chile. The main regulatory authority in Chile is SUBTEL (the Under-Secretary of Telecommunications). On February 13, 2014, the Regulation on Telecommunications Services was published and came into force on June 14, 2014, regulating a number of new services as Internet, Pay TV, etc.
In May 2014, law No. 20750 allowing the introduction of Digital Terrestrial Television was published in the Official Journal. It set an extensible deadline of five years for the blackout analog. It also set forth that the concessions of free-to-air broadcasting could be nationwide, regional, local and with European coverage.
The principal regulation concerning competition in Chile is Decree No. 211 of 1973, whose current text was established in Law Decree No. 1 of 2005 (Ministerio of Economía, Fomento y Reconstrucción). The Competition Court deals with infringements of competition law. Law Nº. 20.945 was published on August 30, 2016 increasing the administrative fines up to 30% of the sales relating to the product line or services associated with the infringement during the period in which the alleged infringement took place, or up to the double of the economic profit reached by the infringement.
Other relevant laws that have an impact on the operation are Law No. 20,808, published in the Official Gazette on January 28, 2015, which protects the free choice of users in cable, Internet or telephony services, Law No. 21,046 that establishes the obligation of a guaranteed minimum speed of Internet access, published in the Official Gazette of November 25, 2017 and Law No. 21,245, published in the Official Gazette on July 15, 2020 that establishes the obligation to provide the Automatic National Roaming service in certain areas and Law No. 19.496 concerning consumer data protection.
Licenses
The main licenses and concessions to use spectrum are shown in the table at the end of this Annex.
Additionally, Telefónica Chile has been granted licenses of public local phone services, Voice Over Internet Protocol services, concessions of long distance and concessions to install and exploit the national fiber optic network and mobile satellite. 2.6 GHz and 700 MHz concessions established an obligation for Telefónica Móviles Chile to provide a wholesale service to MVNOs, under a non-discriminatory and complete Reference Offer (including prices). This same obligation extends to the new 5G technology recently deployed in its first phase.
On December 5, 2019, the TDLC notified resolution 59 through which it modified the 60 MHz spectrum cap, establishing percentage caps by macrobands. Against this resolution, claims were filed by some operators and Conadecus, which were partially accepted by the Supreme Court on July 13, 2020, in the sense of: i) maintaining the percentage caps set by the TDLC, with the exception of the low macroband (up to 1 GHz) which went from 32% to 30%, and ii) establishing certain complementary measures to the Mobile Network Operators such as, national mandatory and temporary roaming; or keeping an offer of facilities and resale plans for MVNOs permanently available and updated, among others.
On February 16, 2021, the auction for the 3.5GHz band, initiated in 2020, was completed and Telefónica Móviles Chile has been awarded 50MHz. On October 2, 2021, the decree granting the concession to Telefónica Móviles Chile in the 3.35-3.40 GHz band was published in the Chilean Official Gazette. From that date, the terms conferred started as follows: (i) 30-year period of the concession and (ii) implementation of the terms for the start of service of the 5G project (12 months for stage 1 and 24 months for stage 2). Telefónica Móviles Chile completed the deployment of all base stations corresponding to phase 1 of the 5G project
Prices and tariffs
Public telecommunication services prices and prices for intermediate telecommunication services are freely established by operators, unless there is an express resolution by Chile's Competition Court on existing conditions in the market confirming that there is not enough competition. Additionally, maximum prices for interconnection services (access charges for network use, mainly) are subject to tariff regulation for all operators, being set by stipulated procedures.
The Ministries set maximum tariffs under efficient operator model basis.
Maximum interconnection tariffs for telephony services are set every five years jointly by the Ministry of Transport and Telecommunications and the Ministry of Economy.
Interconnection
Interconnection is obligatory for all license holders with the same type of public telecommunications services and between telephony public services and intermediate services that provide international long distance services. Every five years, SUBTEL sets the applicable tariffs for services provided through the interconnected networks.
On May 9, 2019, a new Tariff Decree regarding fixed termination rate was adopted for the 2019-2024 period. The new tariff decree for the period 2019-2024, entered into force retroactively in May 2019 and represents a 65% drop from the previous value to reach a value of 1.3 CLP per minute during normal business hours.
Regarding mobile termination rates, in 2019 a new decree was issued, which will be applicable for the next 5 years, The average tariff which will apply until 2024 was 1.8 CLP per minute (0.0024 euros, without VAT, based on the exchange rate as of February 6, 2019, to be charged on a per second basis). The validity of the new tariff decree starts on January 26, 2019. In January 2024, the current decree on interconnection tariffs for mobile services will expire, while in May of the same year the current decree on interconnection tariffs for fixed services will expire.
Argentina
General regulatory framework
The basic legal framework for the provision of telecommunications services in Argentina is set forth in the Law “Argentina Digital” No. 27078 issued on January 7, 2015. This legal framework declared of public interest the development and regulation of information technology, communications and its associated resources (ICT's). Thus, this law became the specific regulatory regime for the free market, including rules on interconnection, universal service and radio spectrum, and setting out the principles of network neutrality and giving to the technological, informational and communicational companies the possibility of providing broadcasting services (except satellite infrastructure), and setting a single license system.
Additionally, the Government approved the Decree No. 267/2015, published in the Official Gazette on January 4, 2016, which amended the Argentina Digital Act creating the National Communication Agency (ENACOM), which is the continuation of the Federal Authority for ICTs (Autoridad Federal de Tecnologías de la Información y las Comunicaciones).
By the Decree of Need and Urgency No. 690/2020, it was resolved to amend Law 27078, establishing that Information and Communication Technology Services and Access to telecommunications networks for and among licensees are essential and strategic public services. At the same time, it determined that the prices of ICT essential and strategic public services will be regulated by the authority. Finally, it incorporated mobile communication services as public services. In connection with DNU 690/2020, Telefónica de Argentina, S.A. and Telefónica Móviles Argentina, S.A. (collectively, “Telefónica”) were forced to file a lawsuit against the Argentine State, in connection with a series of contracts for licenses to provide services and spectrum use authorizations entered into between Telefónica and the Argentine State, including the licenses resulting from the 2014 spectrum auction. Such contracts and their regulatory framework provided that the services provided by Telefónica were private and prices would be freely set by Telefónica. The lawsuit filed was dismissed in September 2021 and Telefónica appealed this decision. On December 17, 2021, the first instance ruling was overturned and the scope of articles 1, 2, 3, 5 and 6 of DNU 690/2020 and the resolutions of the National Telecommunications Agency that sought to control tariffs (Resolutions 1666/2020 and 204/2021) and provide for a Mandatory Universal Basic Provision (Resolution 1467/2020) were suspended for six months or until a final ruling is issued. During this period, Telefónica will not be subject to the provisions considered in the DNU 690/2020 in relation to price and public service regulations. On June 10, 2022, the Federal Contentious Administrative Court No. 5 extended by six months the precautionary suspension of the effects of the DNU 690/2020 in favor of Telefónica. On December 27, 2022, the Federal Contentious Administrative Court No. 5 extended for an additional six months the precautionary suspension of the effects of the DNU 690/2020 in favor of Telefónica.
Furthermore, “Law on Defense of Competition” No. 27442 prohibits any acts or behaviors contrary to such law and establishes an authority of competition that is pending to be constituted In the meantime, the Secretary of Commerce continues to act, assisted by the National Commission for the Defense of Competition created by Law No. 22262.
Licenses
The main licenses and concessions to use spectrum are shown in the table at the end of this Annex.
Additionally, Telefónica de Argentina has licenses for an indefinite period of time for the provision of communications services; local telephone services; long-distance national and international, telex, international communication and data transfer services; national and international value-added services, and other telecommunication services provided by the different license agreements entered into with the National State, and administrative acts entered into with the National State.
Roaming
By means of Law 27.497 (BO 10/01/2019) the Economic Complementation Agreement No.35 between the States part of Mercosur and the Republic of Chile was approved, which includes the Commercial Agreement between the Republic of Chile and the Republic of Argentina by which these countries are obligated to implement the international roaming services in the territory of the other party with the same tariffs or prices they charge for the mobile services in their own country.
Finally, by means of Resolution ENACOM 927/2020, the International Roaming Regime between the Republic of Argentina and the Republic of Chile was approved, establishing as from August 29, 2020, the price for international roaming service between the two countries as a local service.
Prices and tariffs
Since the amendment of the Argentine Digital Act by Decree of Need and Urgency No. 690/2020, the licensees may set the prices, which must be fair and reasonable, must cover exploitation costs and aim to an efficient provision and a reasonable operation margin. The authority may regulate the prices for reason of public interest.
On December 21, 2020, the BO published the ENACOM Resolution No. 1467/2020, which regulates the Mandatory Universal Basic Provision (PBU) for fixed and mobile telephone services, internet services and radio broadcasting by subscription through physical or radio links. Both the PBU benefits and the prices are established by the control authority. Only a certain group of persons who are covered by the cases set by the regulation (social plans beneficiaries, unemployed, etc.) may have access to the PBU.
Interconnection
The National Entity of Communications (ENACOM) has the power to control interconnection prices and tariffs, and also to set them in order to the general costs or other compensation mechanism.
The Ministry of Modernization issued resolution 286/2018 establishing a new interconnection regulation. Based on this, ENACOM set a local origination or termination rate in the Fixed Telephony Service's networks equivalent to 0.0045 dollars per minute, for the local transit service an interim rate equivalent 0.0010 dollars per minute and for the service of long distance transport an interim rate equivalent to 0.0027 dollars per minute. A rate of 0.0108 dollars per minute applies to local origination or termination services in mobile networks. For all cases, the second was set as the appraisal unit of measurement.
Colombia
General regulatory framework
In Colombia there are different agencies responsible for decision-making in the Information Technology and Communications sector (ICT), among them are the Ministry of Information and Communication Technologies (MinTIC), the Communications Regulation Commission (CRC), the National Spectrum Agency (ANE), the Superintendence of Industry and Commerce (SIC).
Through Law 1341 of July 30, 2009, principles and concepts applicable to Information societies and the Organization of Information and Communications Technologies -ICT- are defined, the National Spectrum Agency is created and other provisions are issued and establishes the general framework for the formulation of public policies in the Information Technology and Communications sector. This Law was amended by Law 1978 of 2019, ICT sector is modernized, the competences are distributed and a single regulator is created, with the purpose of encouraging investment in the sector and focus on connectivity, creating more and better services, as well as unifying the regulatory framework and strengthening public television and radio.
Likewise, article 10 of Law 1341 of 2009 establishes the general rating regime for the provision of telecommunications networks and services, this rating is understood to be formally assorted, when the interested party is registered in the ICT register, provided by Article 15 of the abovementioned Law, in the same way. With the reform of this Law carried out with the Law 1978 of 2019, the subscription television service is included as provision of telecommunications networks and services and by virtue of the provisions of the transition regime established by such last mentioned regulation, the operators that to date of its publication, had concession contracts for the provision of television can qualify for general authorization and provide services in an environment of technological neutrality. In addition, telecommunication services continue to be public services in charge of the State, and Internet access has been declared an essential public service by Law 2108 of 2021.
Also, in accordance with the provisions of Article 11 of the Law 1341 of 2009, the use of the spectrum requires prior, express and granted permission by the MinTIC. As of 2019, with the amendment of Article 8 of the Law 1978, the validity of the use permit is extended of spectrum and its renewal from 10 to 20 years. The regulation provides that the granting or renewal of the permit to use a segment of the radio spectrum will result in payment, in favor of the Information and Communications Technology Fund and in charge of the permit holder. With the amendment of 2019, this consideration may be partially paid, up to 60% of the total amount, through the execution of obligations to do, to expand the quality, capacity and coverage of the service, which benefits the poor and vulnerable population, or in remote areas, in public schools located in rural areas and other official institutions such as health centers and public libraries, as well as providing emergency networks.
On the other hand, the Colombian competition law is included in Law No. 155/1959, Decree No. 2153/1992 and Law No. 1340/2009 on restrictive trade practices.
Licenses
The main concessions and licenses for spectrum use are reflected in the table, at the end of the Annex.
Telefonica applied in 2021 for the renewal of the permit for 15 MHz of spectrum in the 1900 MHz band, which was valid until October 18, 2021. For the renewal, on October 19, 2021 the MinTIC issued the resolution 2803 setting the price of renewal for 20 years. Telefónica appealed this resolution and the Ministry resolved, through Resolution 2143 of 2022, to decrease the renewal cost and eliminate the technological update obligations considered in the resolution of October 2021. Telefónica filed a request for direct revocation of the Resolution 2143, which was denied through Resolution 4454 of 2022.
In Colombia, a Spectrum Auction Action Plan was published in December 2022 which announced that the conditions for the renewal of spectrum permits to expire in 2023 and 2024 will be defined and actions will be taken to carry out auctions of the remaining spectrum in the 700 MHz, 1900 MHz and 2500 MHz bands, and the 3.5 GHz and 26 GHz 5G bands, indicating that the assignment process would be carried out in the third quarter of 2023. In development of this, Min Tic published a resolution inviting parties to express interest in participating in the Auction Process for the granting of permits for the use of radio spectrum in the three aforementioned bands and adding to the process the 3.5GHz and 26GHz bands with the following amounts of spectrum available: 10MHz of 700 MHz and 1900MHz, 30 MHz in the 2500MHz band, 400 MHz in the 3500MHz band and 2.8 GHz in the 26 GHz band. An important change is that the ICT Ministry in 2022 modified the maximum spectrum caps for Telecommunications Networks and Services provider for use in terrestrial mobile services (IMT). The caps were set at 50 MHz for the low bands (below 1 GHz), 100 MHz for the medium bands (between 1 GHz and below 3GHz) and 100 MHz for the high medium bands (between 3 GHz and 6 GHz). In the expression of interest Telefónica stressed, among other points, the importance of an adequate spectrum pricing policy, transparency in valuation methodologies, an adequate framework to correct the problems of dominance in the mobile market and the elimination of barriers.
Finally, although Telefónica is in favor of increasing the spectrum caps, has requested additional measures to avoid resource monopolization by the dominant operator.
Interconnection
Mobile and fixed operators in Colombia have the right to interconnect to other operators’ networks. Before the intervention of regulatory authorities, operators must attempt direct negotiations. Interconnection must assure compliance with the objectives of non-discriminatory treatment, transparency, prices based on costs plus a reasonable profit and promotion of competition.
In February 2022 the CRC published Resolution 6522 of 2022 whereby some provisions related to the access, use and interconnection of telecommunications networks are modified, modifying the signaling conditions by introducing the mandatory use of the SIP protocol in at least one node of the network; access conditions on the part of content and application providers (PCA) or Technology Integrators for the provision of content, some articles were modified regarding user protection with regards to sending SMS and USSD for commercial and advertising purposes, and establishing new obligations for assignees of short codes, the content of the Basic Interconnection Offer (OBI) was also changed with regards to the guarantees, establishing the option of prepayment and the obligation to update them.
In December 2022 the CRC issued Resolution 7007 which modifies the remuneration conditions for mobile services as of January 2023. The charges for termination in mobile networks, termination of text messages, and the remuneration of National Automatic Roaming and OMVs are reduced. Bill and Keep will apply on remuneration of termination in mobile networks and SMS from May 1, 2025; it does not apply to the use of mobile networks by technology integrators, PCAs and international long distance providers.
Prices and tariffs
The Technologies of Information and Communications Law provides for a free pricing system for communication services, unless there are market failures or quality problems. From 2016 retail tariffs for fix to mobile calls are no longer regulated except for TIGO (one of the commercial names under which Colombia Movil operates) which still holds concession for the provision of personal communication services (PCS's).
Peru
General regulatory framework
The provision of telecommunications services in Peru is governed by the Telecommunications Law, its General Regulation and related regulations. In July 2012, the Peruvian Congress approved the Law of Promotion of the Broad Band and Construction of the National Fiber Optic Backbone, Law No. 29904. This Law declared both (i) the construction of a National Fiber Optic Backbone available to the government to make possible the connectivity by the broad band; and (ii) the access and use of the infrastructure associated with the public services of energy and hydrocarbon to facilitate the display of the telecommunication network for the provision of the broad band of public necessity. In addition, Law No. 29904 implied that operators of electric, transport and hydrocarbon infrastructure projects would have to install fiber optic that would be available to the government and given in concession to telecommunication operators. Also, this law established that a percentage of the capacity of the National Fiber Optic Backbone would be reserved to the government to satisfy its necessities. Additionally, this Law incorporated the obligation of the Internet services providers to comply with the Net Neutrality regulations. In this sense, the NRA, the Organismo Supervisor de las Telecomunicaciones (OSIPTEL), adopted regulations aimed at providing clear guidelines on the implementation of the net neutrality regime adopted in Peru in 2012 that are in force since January 1, 2017.
Law No. 30083 was approved in September 2013, which seeks to strengthen competition in the public mobile market service by introducing MVNOs and mobile rural infrastructure operators (MRIO). Regulations developing the Act were published in August 2015.
The general competition framework in Peru is based on the Legislative Decree No. 1034. This Law it is applied, in the telecommunication sector, by OSIPTEL.
In November 2019, the government approved the Prior Control of Business Concentration Operations, applicable for those mergers, acquisitions, constitution of joint ventures or the acquisition of productive assets of economic agents that produce effects that restrict competition in the National territory. This regulation shall enter into force in March 2021.
Licenses
The main licenses and concessions to use spectrum are shown in the table at the end of this Annex.
Telefónica del Perú S.A.A faces seven concession renewal processes which correspond to requests made between 2014 and 2020, all of them are pending of decisions on the part of the Ministry of Transportation and Communications (“MTC”). These concessions, according with Peruvian legislation, remain valid while the proceedings are still ongoing.
One of these renewal processes corresponds to the fourth gradual renewal of the concessions for the provision of fixed telephony services, which must be reevaluated as Telefónica del Perú S.A.A won the arbitration process against the MTC´s decision to deny this renewal.
The cable distribution broadcasting service concessions were renewed in May 2016 until March 2032 and 2033, respectively.
On November 2020, the Ministry of Transportation and Communications granted Pangeaco, S.A.C. concession for the provision of telecommunications public services for a 20-year term, renewable. This Group company was created in March 2020 in order to provide all kind of telecommunications services, as well as to acquire, have and exploit telecommunications infrastructure. The company signed on January 15, 2021 the respective concession contract.
Regarding to the auction on the 1,750 - 1,780 MHz, 2,150 - 2,180 MHz, and 2,300 - 2,330 MHz bands, Telefónica del Perú S.A.A. was preselected for the 2022 auction, which was suspended. The process was restarted at the beginning of January 2023, and it is expected that the spectrum will be awarded by the end of the first half of 2023. With regards to 5G, and the spectrum auction for the 3.5 GHz and 26 GHz band, no decision has been taken as of yet.
Wholesale regulation for Major Suppliers
OSIPTEL reviews the markets identified as priority (fixed Internet, mobile, pay TV and circuits) every 3 years in order to determine the existence of major suppliers (companies with market power) in such markets and to impose obligations such as infrastructure sharing and services resale. On June 17, 2021, OSIPTEL resolved to declare Telefónica del Perú S.A.A. and its Economic Group in the country as an important provider in the wholesale Pay TV market in 10 regional markets. Telefónica del Perú S.A.A. won an appeal for reconsideration against this decision, eliminating the obligation of sharing/reselling content.
Prices and tariffs
Tariffs for fixed local telephony and long distance services are adjusted every three months considering services baskets, pursuant to a price cap formulae from inflation and a productivity and must be approved by OSIPTEL in accordance with a price cap formula based on a productivity factor. Rates charged by mobile providers to their customers have been subject to a free tariff regime supervised by OSIPTEL. Tariffs must be reported to OSIPTEL prior to implementation. On 2011, OSIPTEL approved a new price cap system by which the operators of fixed services determine the rates of the local fixed-mobile calls. Such rate is adjusted every time there is an adjustment mobile interconnection rate. On June 17, 2022, OSIPTEL adjusted the rate applicable to local calls made from Telefónica del Perú S.A.A.’s fixed telephones to mobile networks in PEN 0.0006 per second without IGV. Said rate entered into force on June 19, 2022. In the 2022 adjustment, the level of the ceiling rate was maintained.
Interconnection
On May 3, 2022, OSIPTEL published the amendment of the MTR, at 0.00129 U.S. dollars per minute rated at the second, which is applicable as of May 4, 2022 and applies to all mobile service operators.
Main concessions and licenses held by the Telefónica Group
The following tables list the concessions and licenses as at December 31, 2022 to use spectrum for mobile services and selected other applications in each country.

EUROPE	Frequency		Bandwidth (MHz)		Year of Exp. Date
Spain	700	MHz	20		2041	(1)
	800	MHz	20		2031
	900	MHz	29.6		2030
	1800	MHz	40		2030
	1900	MHz (TDD)	5		2030	(2)
	2100	MHz	29.6		2030	(2)
	2600	MHz	40		2030
	2600	MHz	20	(3)	2030
	2600	MHz (TDD)	10	(4)	2030
	3.5	GHz (TDD)	40		2030	(2)
	3.5	GHz (TDD)	10		2038
	3.5	GHz (TDD)	50		2038
United Kingdom (5)	700	MHz	20		Indefinite
	800	MHz	20		Indefinite
	900	MHz	34.8		Indefinite
	1800	MHz	11.6		Indefinite
	1900	MHz (TDD)	5		Indefinite
	2100	MHz	20		Indefinite
	2300	MHz (TDD)	40		Indefinite
	2600	MHz (TDD)	25		Indefinite
	3.5	GHz (TDD)	40		Indefinite
	3.5	GHz (TDD)	40		Indefinite
Germany	700	MHz	20		2033
	800	MHz	20		2025
	900	MHz	20		2033
	1800	MHz	20		2033
	1800	MHz	20		2025
	2100	MHz (TDD)	5		2025
	2100	MHz (TDD)	14.2		2025
	2100	MHz	10		2040
	2100	MHz	30		2025
	2600	MHz	60		2025
	2600	MHz (TDD)	20		2025
	3.5	GHz (TDD)	70		2040
(1) Initial term until 1 December 1, 2041, can be extended for 20 additional years.
(2) Initial term until 2020, extended concession until April 18, 2030.
(3) Regional licenses in Madrid and Melilla.
(4) National license excluding 2 regions (Madrid and Melilla).
(5) These licenses are part of the joint venture with Liberty Global plc (VMED O2 UK Limited).

BRAZIL (1)(2)	Frequency		Bandwidth (MHz)		Year of Exp. Date
	700	MHz	20		2029
	850	MHz	25	(3)	2028	(4)
	900	MHz	5-10	(5)	2023-2035	(6)
	1800	MHz	30-65	(7)	2023-2035	(6)
	2100	MHz	30-60	(10)	2023
	2300	MHz (TDD)	40-50	(11)	2041
	2500	MHz	40-60	(8)	2027-2031	(9)
	3.5	GHz (TDD)	100		2041
	26	GHZ	600		2041
(1) Expiration date accounts for initial term of 15 years for 450, 700, 2100 and 2500 MHz bands, another 15 years extension are contemplated in these licenses. In 2300 MHz, 3.5 and 26 GHz the initial term is 20 years, with additional 20 years extension.
(2) Regional codes are included in Annex 1.
(3) Except regions 2', 4', 6', 7', 7’’ and 10.
(4) Regional licenses second term expiring in different dates. Concession extended until 2028.
(5) Regional licenses of 5 MHz or 10 MHz. Not in regions 1 and 10.
(6) Regional licenses: second term expiration and renewal dates are dependent on the region.
(7) Regional licenses between 30 MHz and 65 MHz.
(8) 40 MHz national license, plus Band P (20 MHz) in some areas.
(9) The initial term of Band X will expire in 2027 and Band P will expire in 2031.
(10) 30 MHz in some regions.
(11) Regional licenses: 40 MHz in North, SP and CO; 50 MHz in RJ, ES e MG.

HISPANOAMÉRICA	Frequency		Bandwidth (MHz)	Year of Exp. Date
Argentina	700	MHz	20	2033
	850	MHz (AMBA)	30	Indefinite
	850	MHz (Sur)	25	Indefinite
	1900	MHz (AMBA)	20	Indefinite
	1900	MHz (Norte)	50	Indefinite
	1900	MHz (Sur)	25	Indefinite
	1700	MHz/2100 MHz	20	2033
	2600	MHz	30	2035	(1)
	3.5	GHz	50	Indefinite	(2)
Chile	700	MHz	20	2045
	850	MHz	25	Indefinite
	1900	MHz	20	2032	(3)
	2600	MHz	40	2043
	2600	MHz (TDD)	12	2038	(4)
	3.5	GHz	50	2051
Colombia	850	MHz	25	2024
	1700	MHz/2100 MHz	30	2023
	1900	MHz	15	2024
	1900	MHz	15	2041	(5)
Ecuador	850	MHz	25	2023
	1900	MHz	60	2023
Peru	450	MHz	10	2028
	700	MHz	30	2036
	850	MHz	25	2030	(6)
	900	MHz (Lima and Callao)	10	2028
	900	MHz (Rest of provinces)	16	2028
	1700	MHz/2100 MHz	40	2033
	1900	MHz (Lima and Callao)	25	2030
	1900	MHz (Rest of provinces)	25	2018	(7)
	3.5	GHz	50	2027
Uruguay	700	MHz	30	2037
	850	MHz	25	2024
	1900	MHz	20	2024/2047	(8)
	1900	MHz	40	2033
	2600	MHz	40	2045
Venezuela	850	MHz	25	2027	(9)
	1900	MHz	50	2027	(9)
	1700	MHz/2100 MHz	20	2027	(9)
	2600	MHz	40	2029
	3.5	GHz	50	2026	(10)
(1) Covering 65% of the population.
(2) Fixed Wireless Access licenses 25+25 MHz in 23 localities with indefinite term (Res. SC 10160/1999, including AMBA region).
(3) 10MHz sold in 2021 as a result of the ‘Subtel’ (Chilean National Regulator) proposal to comply with the High Court resolution (June 2018) that mandates operators to return certain amount of spectrum they acquired in the 700MHz auction in 2014.
(4) Only in Metropolitan Region.
(5) Renewed for 20 years.
(6) Provinces of Lima and Callao: expiration date of March 2030; rest of provinces in December 2030.
(7) In process of renewal. Extension requested on May 30, 2016. According to the regulation, the license maintains its validity until the Ministry of Transport and Communications decides over the request presented.
(8) 10 MHz expires in 2024; 10 MHz has been renewed for 25 years until in 2047.
(9) Renewed for 5 years.
(10) Available for Fixed Wireless Access licenses.

Telefónica seeks to use its spectrum in the most efficient way, implementing 5G and LTE-Advanced where possible.
Besides the spectrum assets included in the above tables, Telefónica owns other assets of spectrum used for other services in higher frequency ranges (above 6 GHz), including access transport.